Inventory	12 Months Ended
Mar. 31, 2024
Inventories [Abstract]
Inventory	Inventory

Accounting Policy

The Company defines inventory as all cannabis products after the point of harvest (“Cannabis Inventory”), hemp products, purchased finished goods for resale, consumable supplies and accessories. Cannabis Inventory includes harvested cannabis, trim, cannabis oils, capsules, edibles and vaporizers.

Inventories of harvested cannabis are transferred from biological assets at fair value less costs to sell at the point of harvest, which becomes the deemed cost. By-products, such as trim, are measured at their net realizable value (“NRV”) at point of harvest which is deducted from the total deemed cost to give a net cost for the primary product. Any subsequent post-harvest costs are capitalized to Cannabis Inventory to the extent that the cost is less than NRV. NRV for work-in-process (“WIP”) and finished Cannabis Inventory is determined by deducting estimated remaining conversion/completion costs and selling costs from the estimated sale price achievable in the ordinary course of business. Conversion and selling costs are determined using average cost. In the period that Cannabis Inventory is sold, the fair value portion of the deemed cost is recorded within changes in fair value of inventory sold line, and the cost of such Cannabis Inventory, including direct and indirect costs, are recorded within the cost of sales line on the consolidated statements of loss and comprehensive loss.

Products for resale, consumable supplies and accessories are initially recognized at cost and subsequently valued at the lower of cost and NRV. The Company reviews these types of inventory for obsolescence, redundancy and slow turnover to ensure that they are written-down and reflected at NRV.

The Company uses judgment in determining the NRV of inventory. When assessing NRV, the Company considers the impact of the average selling price per gram, inventory spoilage, inventory excess, age and damage.

The following is a breakdown of inventory:

	March 31, 2024			March 31, 2023
	Capitalized cost	Fair value adjustment	Carrying value	Capitalized cost	Fair value adjustment	Carrying value
	$	$	$	$	$	$
Harvested cannabis
Work-in-process	25,977	32,519	58,496	30,936	14,756	45,692
Finished goods	34,871	10,782	45,653	13,518	1,777	15,295
	60,848	43,301	104,149	44,454	16,533	60,987
Extracted cannabis
Work-in-process	8,674	4,428	13,102	11,566	2,753	14,319
Finished goods	8,749	590	9,339	8,786	561	9,347
	17,423	5,018	22,441	20,352	3,314	23,666

Supplies and consumables	14,987	—	14,987	19,923	—	19,923

Merchandise and accessories	2,025	—	2,025	1,556	—	1,556

Ending balance	95,283	48,319	143,602	86,285	19,847	106,132

During the year ended March 31, 2024, inventory expensed to cost of goods sold was $234.2 million (nine months ended March 31, 2023 – $186.4 million), which included $72.7 million (nine months ended March 31, 2023 – $54.2 million) related to the changes in fair value of inventory sold.
During the year ended March 31, 2024, the Company recognized $73.4 million in inventory provisions (nine months ended March 31, 2023 – $93.4 million) consisting of cost of sales of $28.5 million (nine months ended March 31, 2023 – $45.6 million) and changes in fair value of inventory sold of $44.9 million (nine months ended March 31, 2023 – $47.8 million).